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Exhibit No. 10.130


                  SECURITY AGREEMENT dated October 31, 1997 made by ECOGEN INC., a Delaware corporation (the "Company"), ECOGEN INVESTMENTS INC., a Delaware corporation ("E-Investments"), and ECOGEN-BIO INC., a Delaware corporation ("E-BIO, and together with the Company and E-Investments, the "Debtors" and individually, a "Debtor") , in favor of UNITED EQUITIES (COMMODITIES) COMPANY, A New York general partnership ("Secured Party").

                                 R E C I T A L S

                  A. Debtors are parties to a certain Convertible Note Purchase Agreement dated October 31, 1997 (the "Purchase Agreement") among Debtors and Secured Party, under which Debtors have agreed to issue and sell to Secured Party a $3,037,333.33 on 8% convertible promissory note due October 31, 2002 (the "Note"). The Purchase Agreement, the Note, this Agreement and any PIK Notes issued from time to time pursuant to the terms of the note and each other agreement and instrument to be issued to or entered into by Debtors under the Purchase Agreement are hereinafter collectively referred to as the "Purchase Documents" and individually as a "Purchase Document."

                  B. It is a condition precedent of the purchase of the Note by Secured Party pursuant to the Purchase Agreement that Debtors execute and deliver this Security Agreement to Secured Party, to secure the obligations of Debtor to Secured Party under the Purchase Documents.

                     Accordingly, in consideration of the foregoing Recitals and the purchase of the Note by Secured Party pursuant to the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Debtors, Debtors hereby, jointly and severally agree, with Secured Party as follows:

                  1.       DEFINED TERMS.

                           (a)      As used in this Security Agreement, the
following terms shall have the following meanings:

                           "Accounts" means any "accounts," as such term is
defined in Section 9-106 of the Code, now or hereafter owned, acquired or held by any Debtor and, in any event, shall mean and include, but not be limited to, any and all accounts, accounts receivable, contract rights, book debts, notes, drafts, acceptances and other forms of obligations now owned, acquired or held or hereafter received or acquired by or belonging or owing to such Debtor (including under any trade names, styles or divisions thereof), whether arising out of goods sold, rented or leased and/or services rendered by such
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Debtor or from any other transaction, whether or not the same involves the sale of goods or services by such Debtor (including, without limitation, any such obligation which might be characterized as an account or contract right under the Code in effect in any jurisdiction) and each and all of the rights in, to and under all purchase orders, instruments, receipts and other documents now owned, acquired or held or hereafter acquired or received by such Debtor evidencing obligations for or in respect of goods sold or leased and/or services rendered, and all of such Debtor's rights in and to any goods represented by any of the foregoing (including unpaid seller's rights of rescission, replevin, reclamation and stopping in transit and rights to returned, reclaimed or repossessed goods), and all monies due or to become due to such Debtor under all contracts for the sale, rental or lease of goods and/or the performance of services by such Debtor (whether or not yet earned by performance on the part of such Debtor) or in connection with any other transaction, now in existence or hereafter arising, including, without limitation, the right to receive the Proceeds of such purchase orders and contracts, and all collateral security and guarantees of any kind given by any person with respect to any of the foregoing.

                  "Capitalized Equipment" shall mean Equipment subject to a Capital Lease (as defined in the Note) including, without limitation, Equipment subject to the Master Equipment Lease Agreement between the Company and FINOVA Technology Finance Inc. f/k/a Financing for Science International, Inc. dated April 14, 1995.

                  "Chattel Paper" means any "chattel paper," as such term is defined in Section 9-105(1) (b) of the Code, now or hereafter owned, acquired or held by an Debtor.

                  "Code" means the Uniform Commercial Code as the same may be in effect in the State of New York from time to time.

                  "Collateral" means collectively, (i) all present and after acquired personal property of any Debtor, including, without limitation, all money now or hereafter in the possession of such Debtor, all monetary deposit accounts of Debtor with banks and other Persons at any time established or maintained and all credit balances at any time outstanding in such accounts, all insurance policies and contracts now or hereafter owned, acquired or held by such Debtor and any interest in policies or contracts as owner, insured or beneficiary at any time owned, acquired or held, all Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory and Records and (ii) all products and Proceeds of or under any of the foregoing; provided, however, that notwithstanding the foregoing, the term "Collateral" shall not include the Excluded Assets.

                  "Designated Technology" shall mean any rights the Debtors may have with respect to United States Patent Application No. 08/087,388 relating to the Bacillus thuringiensis Cry 1F gene and its related international counterparts and any proceedings related to such patent application including, without limitation, any patent interference proceeding before the United States Patent and Trademark Office.


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         "Documents" means any "documents," as such term is defined in Section
9-105(1) (f) of the Code, now or hereafter owned by an Debtor and, in any event, shall mean and include, but shall not be limited to, all documents of title now or hereafter owned, acquired or held by such Debtor.

         "Equipment" means any "equipment, " as such term is defined in Section 9-109(2) of the Code, now or hereafter owned by an Debtor and, in any event, shall mean and include, but shall not be limited to, all machinery, equipment, furnishings and motor vehicles now or hereafter owned by such Debtor, including, without limitation, all items or machinery and equipment of any kind, nature and description, including, without limitation, electronic data processing equipment and peripheral equipment, laboratory, scientific and analytical equipment, whether affixed to real property or not, and all office furnishings and furniture, and any and all additions to, substitutions for, accessions to and replacements of any of the foregoing, wherever located, together with all attachments, components, parts (including spare parts), equipment and accessories installed thereon or affixed thereto and all fuel for any thereof.

         "Excluded Assets" shall mean the Capitalized Equipment, Designated Technology, First Union Collateral, and Pheromone Assets.

         "First Union Collateral" shall mean the property which is subject to the Pledge and Security Agreement between Ecogen Investments Inc. and First Union National Bank dated July 17, 1996.

         "General Intangibles" means any "general intangibles," as such term is defined in Section 9-106 of the Cod, now or hereafter owned by any Debtor and, in any event, shall mean and include, but not be limited to, all customer lists, trademarks, service marks, copyrights, computer software and manuals, trade secrets, proprietary information, microbiological information and data, chemical formulae and compounds, scientific documents, technology, know-how, research and development information and data, whether recorded on paper or on electronic data processing media, biological specimens, the rights of such Debtor as Lessee under capital and operating leases (but not the obligations or liabilities under such leases), tax refunds, patents, patent, trademark and copyright applications, rights in intellectual property, licenses, partnership and other ownership interests in a general or limited partnership and/or a limited liability company, limited liability partnership, joint venture or other Person not represented or evidenced by a certificate, including an uncertificated security and permits now or hereafter owned, acquired or held by such Debtor.

         "Instruments" means any "instrument," as such term is defined in
Section 9-105(i) of the Code, now or hereafter owned, acquired or held by an Debtor of record and/or beneficially, and, in any event, shall mean and include, but not be limited to, all checks, drafts, negotiable instruments and securities (certificated and uncertificated) now or hereafter owned, acquired or held by any or all of Debtors.


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         "Inventory" means any "inventory," as such term is defined in Section
9-109(4) of the Code, now or hereafter owned by an Debtor and, in any event, shall mean and include, but not be limited to, all inventory, merchandise, goods and other personal property now or hereafter owned by such Debtor which is held for sale, rental or lease or is furnished or is to be furnished under a contract of service or which constitutes raw materials, work in process or materials used or consumed or to be used or consumed in business of any of Debtors, or the processing, packaging, delivery or shipping of the same, and all finished goods.

         "Obligations" means (i) all liabilities, obligations, covenants, agreements, representations and warranties of Debtors, jointly and/or severally, to Secured Party under or pursuant to each and all of the Purchase Documents, as any such Purchase Document may be, modified, amended, supplemented, extended, renewed, refunded or refinanced from time to time, whether or not such liabilities or obligations are now outstanding or are hereafter incurred or suffered, and whether or not absolute, contingent, due or to become due, matured or unmatured, liquidated or unliquidated; (ii) all future advances made by Secured Party for the maintenance, protection, preservation or enforcement of, or realization upon the Collateral or any portion thereof, together with interest at the Default Rate accrued thereon; and (iii) any and all reasonable costs and expenses, including costs and expensed of collection, paid or incurred by Secured Party in connection with the collection of the liabilities and obligations referred to in clauses (i) and (ii) above and in connection with the enforcement of realization upon any or all of the Collateral or the security interests of Secured Party therein or in connection with the taking of any other action permitted by this Agreement.

         "Pheromone Assets" shall mean all property of the Debtors, including, without limitation, all Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory and Records relating to: (a) the Debtors' insect pheromone business, operations, products or technology including, without limitation, the Debtors' (i) NoMate product line and technology, (ii) BeeScent product line and technology, (iii) Scentry insect trap and lure product line and technology, and (iv) Compel product line and insect feeding stimulant technology; and (b) the assets acquired by the Company from Scentry, Inc. on or about September 16, 1997.

         "Proceeds" shall mean all "proceeds," as such term is defined in
Section 9-306(1) of the Code and, in any event, shall mean and include, but not be limited to, the following at any time whatsoever arising or receivable: (i) whatever is received upon any collection, exchange, sale, rental, lease, license or other disposition of any of the Collateral, and any property into which any of the Collateral is converted, either cash or non-cash proceeds; (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any or all of Debtors from time to time with respect to any of the Collateral; (iii) any and all payments (in any form whatsoever) made or due and payable to Debtors from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority or any person acting under color of any governmental authority); (iv) any claim


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of any or all of Debtors against third parties (A) for past, present or future infringement of or dilution of any patent, copyright or other intellectual property right or any license of any such rights, or (B) for past, present or future infringement of or dilution of any trademark or service mark or any trademark or service mark license or for injury to the goodwill associated with any trademark, trademark or service mark registration or trademark or service mark licensed under any trademark or service mark license; and (v) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Records" means all files, books, records and data of Debtors now existing or hereafter created in any way pertaining to or reflecting Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments and Inventory and the products and Proceeds of or under any of the foregoing, and however recorded or maintained, whether maintained on paper or electronic data processing media.

                  (b) Capitalized terms used in this Agreement without definition will have the definitions assigned to those terms in the Purchase Agreement or the Note. Any defined terms used herein in the singular shall include the plural, and vice versa.

         2. GRANT OF SECURITY INTEREST. To secure the full and timely payment, observance and performance when due of the Obligations in accordance with the terms thereof and of the respective instruments or agreements now or hereafter evidencing the Obligations or pursuant to which the Obligations are issued, each Debtor hereby grants, assigns, conveys and transfers to, and creates in favor of, Secured Party a continuing security interest in, and Lien upon, all of such Debtor's right, title and interest in, to and under the Collateral.

         3. COVENANTS OF DEBTOR. Debtors hereby, jointly and severally, covenant with Secured Party, as follows:

                  (a) This Agreement creates in favor of Secured Party a valid and enforceable security interest in and to the Collateral. Each Debtor has executed and delivered to Secured Party one or more financing statements pursuant to the Code. At the written request of Secured Party one or more additional financing statements pursuant to the Code to perfect Secured Party's security interest in the Collateral. Consistent with the foregoing, Secured Party may prepare and file financing statements and continuation statements signed only be Secured Party covering the Collateral and, in jurisdictions where a Debtor's signature is required, may execute such financing statements in the name of such Debtor. Debtors, jointly and severally, promise to pay to Secured Party, on demand, all reasonable fees and expenses paid or incurred or to be incurred by Secured Party in connection with filing such statements, which fees and expenses until so paid by Debtors shall be part of the Obligations. The addresses listed on Schedule A are all the locations where Collateral (including the Records) is located.



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         (b) Upon the filing of the financing statements referred to in Section
3(a) in the public offices and jurisdictions set forth in Schedule A, the security interest created by this Security Agreement will constitute a valid and continuing perfected security interest in all of right, title and interest of each and all of the Debtors in all the Collateral located in such jurisdictions which is of the type for which filing such a financing statement can perfect such a security interest described in such financing statements in favor of Secured Party and prior to all other Liens, and is enforceable as such as against creditors of and purchasers from Debtor and as against any owner of any real property where any Equipment is located and as against any purchaser of such real property and any present or future creditor obtaining a Lien on such real property. All action reasonably necessary or desirable to protect and perfect such security interest in each item of the Collateral has been or promptly will be duly taken.

         (c) Each Debtor has, and will have, until the Obligations have been fully and indefeasibly paid and discharged, good and valid title to the Collateral purported to be owned by it form time to time, free and clear of all Liens, except for the Liens created hereby and Liens permitted by the Note. Until the Obligations have been fully and indefeasibly paid and discharged, Debtors will not create or suffer to exist any further Liens, on or with respect to any of the Collateral; will execute and deliver any and all such further instruments and documents and take such further action as Secured Party may reasonably request to obtain the full benefit of this Security Agreement and of the rights and powers granted herein; will defend the Collateral against all claims and demands adverse to Secured Party, and will furnish further assurance of title and do any other acts reasonably requested by Secured Party to maintain the security interests created hereby in the Collateral as perfected security interests therein.

         (d) Except for any item of Collateral as to which a security interest therein may be perfected by only by filing, and prior to the occurrence of an Event of Default, Debtors may retain possession of the Collateral. Until the Obligations have been fully paid and discharged, Debtors will not lease, rent, sell, exchange, assign, loan or otherwise dispose f the Collateral or any part thereof, without the prior written consent of Secured Party, except for a disposition which, taken together with all prior dispositions, does not have a material adverse effect on the value of the Collateral taken as a whole, and provided, as to any such disposition, that no Event of Default or event which with the lapse of time or the giving of notice or both would constitute such an Event has occurred and is continuing prior to such disposition or would result from the making of such disposition. Debtor will not move the Collateral to a jurisdiction as to which Secured Party has not previously received, or in which there is not on file in the appropriate public offices, duly executed and completed financing statements, without giving Secured Party at least 60 days' prior written notice thereof, provided that a Debtor may remove Inventory or Equipment having an aggregate book value not in excess of $200,000 to such a jurisdiction provided that such Debtor gives Secured Party notice thereof within 10 days after the date of removal and promptly delivers to Secured Party such documents as Secured Party may reasonably request in order to subject such removed Collateral to the Lien of this Security Agreement.


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         (e) Debtors will not utilize any trade name, or change their respective corporate names without giving Secured Party at least 60 days' prior written notice thereof. The executive offices of the Company are located at 2005 Cabot Boulevard, Langhorne, Pennsylvania 19047, and the executive offices of the other Debtors is 222 Delaware Avenue, Wilmington, Delaware 19899. Each Debtor will give Secured Party at least 60 days' prior written notice of any change in location of its executive office. The original Records of each Debtor are, and will continue to be, kept at such executive office, as the same may be changed from time to time, subject to notification to Secured Party as aforesaid. Each debtor will keep and maintain, at its own cost and expense, Records in form and substance reasonably satisfactory to Secured Party, and will include in the Records, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. If an Event of Default shall have occurred and be continuing, upon demand by Secured Party, each Debtor shall turn over a duplicate set of the Records pertaining to its business to Secured Party or its authorized representative. Each Debtor shall permit any authorized representative of Secured Party to inspect the Records during normal business hours and will, if requested, provide photocopies thereof to Secured Party.

         (f) Each Debtor will not (i) amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to materially adversely affect the value of the Collateral in the aggregate; or
(ii) fail to exercise promptly and diligently each and every material right which it may have under each Receivable (other then any right of termination) which could reasonably be expected to materially adversely affect the value of the Collateral as a whole. If an Event of Default shall have occurred and be continuing, such Debtor will not, without Secured Party's Prior written consent, grant any extension of time of payment of any of the Receivables; compromise, compound or settle the same for less than the full amount thereof; release, wholly or partly, any Person liable for the payment thereof; or allow any credit or discount whatsoever thereon, other than discounts, adjustments and allowances and customary extensions granted in the normal course of business. Secured Party authorizes each Debtor to collect the Receivables owned by it provided that such collection is performed in a prudent and businesslike manner, and if a default or Event of Default shall have occurred and be continuing, Secured Party may curtail or terminate such authority at any time. Secured Party may at any time following upon or following the occurrence of an Event of Default which is continuing, notify account debtors with respect to Receivables and parties obligated with respect to Instruments, that such Receivables and Instruments have been assigned to Secured Party and that payments in respect thereof shall be made directly to Secured Party. Upon the prior written request of Secured Party upon or following the occurrence of an Event of Default which is continuing, Debtor will so notify such account debtors and obligated parties. Secured Party may at any time, in its own name or in the name of others, communicate with account debtors and parties obligated on Receivables and Instruments in order to verify with them, to Secured Party's satisfaction, the existence, amount and terms of such Receivables and Instruments. If an Event of Default shall have occurred and be continuing, Secured Party may require that any Proceeds, when collected


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by a Debtor, whether consisting of checks, notes, drafts, bills of exchange, money orders, commercial paper of any kind whatsoever, of other documents, received in payment of any Account or in payment for any Instrument, Inventory or other Collateral, shall be promptly delivered by such Debtor to Secured Party in precisely the form received, except for such Debtor's endorsement when required, to be held as additional cash Collateral hereunder or to be applied to repayment of the Obligations as hereinafter provided, in the discretion of Secured Party, and until so turned over shall be deemed to be held in trust by such Debtor for and as Secured Party's property and shall not be commingled with such Debtor's other funds.

                  (g) Each Debtor will furnish, in reasonable detail, to Secured Party, upon prior request of Secured Party from time to time, statements and schedules further identifying and describing the Collateral and other reports in connection with the Collateral.

                  (h) Each Debtor will advise Secured Party promptly after learning of any of the following, in reasonable detail, (i) of any Lien made or asserted against any or all of the Collateral; (ii) of any material adverse change in the composition of the Collateral; and (iii) of the occurrence of any other event which would have an adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

         4. POWER OF ATTORNEY. Secured Party shall have the power, upon and following the occurrence of an Event of Default which is continuing, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, including but not limited to the following acts:

                  (a) To ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; and

                  (b) To receive, endorse and collect any drafts, checks, notes or other instruments for the payment of moneys due under any Collateral; and

                  (c) To file any claims, take any action or institute any proceedings which Secured Party may deem necessary for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

                      Each Debtor hereby irrevocably appoints Secured Party, any each of its officers, as such Debtor's attorney-in-fact, with full power of substitution, with full authority in the name of such Debtor, in the name of the Secured Party or otherwise and in the place and stead of such Debtor, from time to time in Secured Party's discretion, to do any and all things required to be done to carry out the terms and accomplish the


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purposes of this Security Agreement as fully and effectually as such Debtor could do, including, but not limited to, (x) the powers set forth above in clauses (a) through (c), inclusive, of this Section 4 and (y) the power to sign such Debtor's name to and to file any financing or continuation statements under the Code with respect to the Collateral. The foregoing power of attorney is coupled with an interest, shall be irrevocable until all of the Obligations are indefeasibly paid and performed in full, and shall survive the winding-up, dissolution, liquidation or other termination of existence of such Debtor. The powers conferred upon Secured Party and its officers hereunder are solely to protect its interests and shall not impose any duty upon it to exercise any liability with respect thereto.

         5. DEBTORS' FAILURE TO PERFORM. If any Debtor fails to perform any covenant or agreement contained herein, Secured Party may, upon notice to such Debtor, perform or cause performance of such covenant or agreement, but shall be under no obligation to do so, and the reasonable expenses incurred by Secured Party, by Debtors, on demand, together with interest thereon at the Default Rate until full paid, and shall be deemed to be part of the Obligations until so paid.

         6. REMEDIES OF SECURED PARTY. Upon and following the occurrence of an Event of Default which is continuing, Secured Party shall have the following rights and remedies (to the extent permitted by applicable Law), in addition to all rights and remedies of a secured party after default under the Code, or in any evidence of indebtedness or agreement, whether existing on the date hereof or hereafter entered into, between such Debtor and Secured Party, Secured Party may at any time and from time to time, with or without judicial process or the aid and assistance of others, enter upon any premises in which any Collateral may be located and without resistance or interference by Debtors take possession of the Collateral, and/or dispose of any Collateral on any such premises, and/or require Debtors to assemble and make available to Secured Party at the expense of Debtors any Collateral at any place and time designated by Secured Party which is reasonably convenient to all parties, and/or remove any Collateral from any such premises for the purpose of effecting sales or other disposition thereof in accordance with the terms of this Agreement, and/or sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings or otherwise by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit and upon any terms, at such place(s) and time(s) and to such person(s), and with respect to each of the foregoing, in a commercially reasonable manner as Secured Party deems best, all without demand, notice or advertisement whatsoever, except where an applicable statute requires commercially reasonable notice of sale or other disposition. Except where an applicable statute requires a longer notification period, Debtors hereby agree that the sending of five days' notice to the address of Debtors set forth in this Security Agreement shall be deemed commercially reasonable notice thereof. If any Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured


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Party may resell such Collateral. Secured Party may buy and Collateral at any public sale, and if Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, Secured Party may buy any Collateral at a private sale, and in each case may make payment therefor by any means. Secured Party may apply the cash proceeds actually received from any sale or other disposition of the Collateral hereunder to the reasonable expenses of taking, holding, preparing for sale, selling, leasing and the like; to reasonable attorneys' fees and all reasonable legal, travel and other expenses which may be incurred by Secured Party in attempting to enforce this Security Agreement; or in the prosecution or defense of any action or proceeding related to the subject matter of this Security Agreement; and then to the Obligations in such order and as to principal or interest as Secured Party may desire. The Debtor shall remain liable for and will pay Secured Party, on demand, any deficiency remaining, together with interest thereon (which shall accrue at the Default Rate) and the balance of any expenses unpaid, with any surplus to be paid to the Person entitled by law to receive the same.

         7. ELECTION OF REMEDIES; WAIVER. Secured Party's prior recourse to any Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection under the Obligations. No single or partial waiver by Secured Party of any right, power or remedy which Secured Party may have, shall operate as a waiver of any other right, power or remedy or of the same right, power or remedy on a future occasion.

         8. NO IMPAIRMENT OF OBLIGATIONS BY CERTAIN ACTIONS. Without the necessity of any reservation of rights against Debtors, and without notice to or further assent by any or all of the Debtors, the taking of any action referred to in section 8(a) through (d) below shall not release or otherwise impair the Obligations or the obligations of any or all of the Debtors hereunder:

                  (a) any demand for payment of any of the Obligations made by Secured Party may be rescinded by Secured Party and any of the Obligations continued;

                  (b) the Obligations, or the liability of any or all of the Debtors or any other party upon of for any part thereof, or any collateral security therefor held other than pursuant to this Security Agreement, or any guaranty thereof, or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, compromised, waived, surrendered or released by Secured Party;

                  (c) the Purchase Documents, or any of them, and any other collateral security documents or guaranties or documents in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, by Secured Party from time to time in accordance with their respective terms; and

                  (d) upon and following the occurrence of an Event of Default which is continuing, any Collateral at any time held by Secured Party for the payment of



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the Obligations may be sold, exchanged, waived, surrendered or released in accordance with the terms hereof.

                  Secured Party shall have no obligation to protect, secure, perfect or insure any Document, Instrument or Chattel Paper included in the Collateral or any tangible property subject thereto at any time held as security for the Obligations, other than the obligation to use reasonable care in the custody of Collateral in its possession, but in respect of an Instrument or Chattel Paper, Secured Party shall have no obligation to take any steps to preserve rights against prior parties and no liability for failure to meet an obligation imposed by Section 9-207(2) of the Code. Debtors hereby, jointly and severally, waive any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Debtor upon this Security Agreement. The Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Security Agreement. All dealings between Debtors or any of them (whether direct or indirect), and Secured Party, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Security Agreement. Debtors hereby, jointly and severally, waive diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any of them (whether direct or indirect) with respect to the Obligations or any of the Collateral, or to or upon any other Person who is or may be obligated on or with respect to the Obligations or any of the Collateral, with respect to the same, except as otherwise specifically provided in the Purchase Documents.

         9. AMENDMENT. No amendment, modification or waiver of any provision of this Security Agreement, nor consent to any departure by Debtors, or any of them herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         10. POSSESSORY LIEN. As additional security for the payment and performance of the Obligations, each Debtor hereby pledges to Secured Party, and grants to Secured Party, a continuing security interest in, Lien upon and right of setoff against, all right, title and interest of Debtor in an to all property (including cash and securities) and the proceeds thereof, which shall come into Secured Party's possession, custody or control for any purpose or which shall be in transit to Secured Party to or for the account of such Debtor, including, without limitation, for safekeeping, custody, pledge, transmission, collection or otherwise, and in and to credits of such Debtor with Secured Party, and any and all other claims, rights and demands of Debtor against Secured Party, now or at any time hereafter existing. Upon the occurrence of an Event of Default which is continuing, and at any time and from time to time thereafter so long as the Event of Default is continuing, Secured Party is hereby expressly authorized, without notice to Debtor, to setoff, appropriate and apply any and all of the items described above to payment of all or any of the obligations, in such order as Secured Party in its sole discretion shall determine.

         11. NOTICES. All notices and other communications given to or made upon any party hereto in connection with this Security Agreement shall, except as otherwise expressly herein provided, be in writing (including facsimile transmission) and mailed, telecopied, sent overnight courier providing next business day delivery service, or personally delivered to the respective parties as follows:

                                    if to all or any of the Debtors, to:

                                    c/o Ecogen Inc.
                                    2005 Cabot Boulevard West
                                    Langhorne, Pennsylvania  19047
                                    Attention:  Chief Financial Officer
                                    Telecopier:  (215) 757-2956

                                    if to Secured Party, to:

                                    United Equities (Commodities) Company
                                    160 Broadway
                                    New York, New York  10038
                                    Attention:  Mr. Moses Marx
                                    Telecopier:  (212) 227-3208

                                    with a copy to:

                                    Tenzer Greenblatt LLP
                                    405 Lexington Avenue
                                    New York, New York  10174
                                    Attention:  Harold L. Schneider, Esq.
                                    Telecopier:  (212) 885-5001

or in accordance with any subsequent written direction from the recipient party to the sending party. All such notices and other communications shall, except as otherwise expressly herein provided, be effective upon delivery if delivered by hand, two days after deposit in the mail, postage prepaid, in the case of mail, and in the case of telecopy, when received, or in the case of an overnight courier, on the next business day.

         12. GOVERNING LAW. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF DEBTOR AND THE SECURED PARTY HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PRINCIPLES THEREOF, EXCEPT WHERE THE NATURE OR LOCATION OF COLLATERAL REQUIRES THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION, IN WHICH CASE,

THE LAWS OF SUCH OTHER JURISDICTION SHALL GOVERN TO THE EXTENT APPLICABLE.

         13. SEVERABILITY. If any provision hereof or if any of the written instruments evidencing part or all of the Obligations is invalid or unenforceable in any jurisdiction, the other provisions hereof or of such written instruments shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of Secured Party in order to carry out the provisions hereof. The invalidity or unenforceability of any provision of this Security Agreement in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

         14. REMEDIES CUMULATIVE. Each and every right, power and remedy herein given to Secured Party hereunder or by law shall be cumulative and not exclusive, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised or enforced from time to time and as often and in such order as may be deemed expedient by Secured party, and the exercise or the beginning of the exercise of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the time or thereafter, any other right, power or remedy shall impair any such right, power or remedy then or thereafter existing.

         15. CAPTIONS. The headings of the Sections of this Security Agreement have been inserted solely for convenience of reference and shall not modify, define or limit the express provisions of this Security Agreement.

         16.      CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

                  (a) DEBTORS, JOINTLY AND SEVERALLY, AGREE THAT ANY LEGAL ACTION OR PROCEEDING AGAINST ANY DEBTOR WITH RESPECT TO THIUS SECURITY AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK (NEW YORK COUNTY), OR THE FEDERAL COURTS FOR THE SOUTHERN DISTRICT OF NEW YORK, AS SECURED PARTY MAY ELECT IN ITS SOLE DISCRETION, AND, BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, EACH DEBTOR HEREBY ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF SUCH COURTS. DEBTORS, JOINTLY AND SEVERALLY, WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OUT OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY EXPRESS, REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH DEBTOR AT ITS ADDRESS FOR NOTICES AS SPECIFIED HEREIN, SUCH SERVICE TO BECOME EFFECTIVE FIVE BUSINESS DAYS AFTER SUCH MAILING. EACH DEBTOR WAIVES, AT THE OPTION OF SECURED PARTY, ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO

VENUE OF ANY ACTION OR PROCEEDING INSTITUTED UNDER THIS SECURITY AGREEMENT AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE REMEDY AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR THE RIGHT OF SECURED PARTY TO BRING LEGAL ACTION OR PROCEEDING IN ANY OTHER COMPETENT JURISDICTION. DEBTORS, JOINTLY AND SEVERALLY, AGREE THAT ANY ACTION COMMENCED BY DEBTORS (OR ANY OF THEM) ASSERTING ANY CLAIM OR COUNTERCLAIM ARISING UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT OR ANY OTHER PURCHASE DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK (NEW YORK COUNTY), OR IN THE FEDERAL COURTS FOR THE SOUTHERN DISTRICT OF NEW YORK AND THAT SUCH COURTS SHALL HAVE EXCLUSIVE JURISDICTION WITH RESPECT TO ANY SUCH ACTION.

                  (b) DEBTORS AND SECURED PARTY, BY ITS ACCEPTANCE HEREOF, HEREBY WAIVE TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING OF ANY NATURE WHATSOEVER ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS SECURITY AGREEMENT AND IN CONNECTION WITH ANY CLAIM, COUNTERCLAIM, OFFSET OR DEFENSE ARISING IN CONNECTION WITH SUCH ACTION OR PROCEEDING, WHETHER ARISING UNDER STATUTE (INCLUDING ANY FEDERAL OR STATE CONSTITUTION) OR UNDER THE LAW OF CONTRACT, TORT OR OTHERWISE AND INCLUDING, WITHOUT LIMITATION, ANY CHALLENGE TO THE LEGALITY, VALIDITY, BINDING EFFECT OR ENFORCEABILITY OF THIS PROVISION OR THIS SECURITY AGREEMENT.


                  (c) DEBTORS HEREBY, JOINTLY AND SEVERALLY, CONSENT AND AGREE THAT ANY JUDGMENT ENTERED AGAINST ANY OF THEM IN ANY SUCH ACTION OR PROCEEDING COMMENCED AGAINST ANY OF THEM (A "NY JUDGMENT") IN ANY SUCH COURT OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA (A "NY COURT") MAY BE ENTERED, FILED, RECORDED OR DOCKETED IN ANY COURT WHERE THE PRINCIPAL OFFICE OF SUCH DEBTOR IS LOCATED ("STATE COURT") WITH THE SAME FORCE AND EFFECT AS IF THE NY JUDGMENT WAS A FINAL JUDGMENT AGAINST DEBTORS OF THE PENNSYLVANIA COURT (A "RECORDED FOREIGN JUDGMENT") AND, FOR SUCH PURPOSE, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH DEBTOR ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE STATE COURT. EACH DEBTOR HEREBY IRREVOCABLY (A) WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT (INCLUDING THE SERVICE OF POST-JUDGMENT SUBPOENAS, INTERROGATORIES, NOTICES OF DEPOSITION OR ANY OTHER POST-JUDGMENT ORDER OR NOTICE) IN

CONNECTION WITH ANY ACTION OR PROCEEDING TO ENFORCE OR COLLECT THE NY JUDGMENT AND/OR THE RECORDED FOREIGN JUDGMENT, AND (B) CONSENTS TO THE SERVICE OF PROCESS, INCLUDING, WITHOUT LIMITATION, ANY SUCH POST-JUDGMENT SUBPOENAS, INTERROGATORIES, NOTICES AND ORDERS, OUT OF THE NY COURT OR THE STATE COURT IN ANY ACTION OR PROCEEDING TO ENFORCE OR COLLECT A NY JUDGMENT OR A RECORDED FOREIGN JUDGMENT, BY THE MAILING OF COPIES THEREOF BY EXPRESS, REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO DEBTORS AT THEIR ADDRESS FOR NOTICES AS SPECIFIED IN THIS SECURITY AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE FIVE BUSINESS DAYS AFTER SUCH MAILING. EACH DEBTOR HEREBY WAIVES, AT THE OPTION OF SECURED PARTY, ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION OR PROCEEDING INSTITUTED TO ENFORCE OR COLLECT A NY JUDGMENT OR ANY RECORDED FOREIGN JUDGMENT, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE REMEDY AS IS DEEMED APPROPRIATE BY THE STATE COURT. EACH DEBTOR HEREBY IRREVOCABLY WAIVES THE RIGHT TO CONTEST THE SUFFICIENCY OF ANY SUCH SERVICE AND FURTHER AGREES THAT ANY SUCH SUPPLEMENTARY PROCEEDINGS OR POST-JUDGMENT DEPOSITIONS MAY BE CONDUCTED AT THE OFFICE OF THE SECURED PARTY'S ATTORNEYS IN NEW YORK CITY OR ELSEWHERE. AS SECURED PARTY MAY ELECT IN ITS SOLE DISCRETION. NOTHING HEREIN SHALL AFFECT THE RIGHT OF SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR THE RIGHT OF SECURED PARTY TO BRING JUDGMENT ENFORCEMENT OR COLLECTION ACTIONS OR PROCEEDINGS IN ANY OTHER COMPETENT JURISDICTION. DEBTORS HEREBY, JOINTLY AND SEVERALLY, IRREVOCABLY WAIVE ANY RIGHT
(X) TO INTERPOSE ANY DEFENSE, COUNTERCLAIM, SETOFF OR RECOUPMENT CLAIM AGAINST SECURED PARTY IN ANY ACTION OR PROCEEDING TO ENTER, FILE, RECORD OR DOCKET THE NY JUDGMENT IN THE STATE COURT OR TO ENFORCE OR COLLECT THE RECORDED FOREIGN JUDGMENT AND/OR (Y) TO CHALLENGE, APPEAL, MOVE TO VACATE OR MOVE TO REOPEN ANY NY JUDGMENT OR ANY RECORDED FOREIGN JUDGMENT.

         17. DEFEASANCE. At such time as all Obligations have been indefeasibly paid in full, the Collateral shall be released from the Lien created hereby, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Debtors or to such other person or persons as by law shall be entitled thereto. At the request of the Debtors following any such termination, Secured Party shall, at the sole cost and expense of Debtors, promptly assign, transfer and deliver to the respective Debtors any Collateral held by Secured Party and execute and deliver to such Debtor such documents as such Debtor shall reasonably request to evidence such termination, unless another person or persons shall be legally entitled thereto, in which case such Collateral or documents shall be delivered to the person or persons so entitled thereto or as a court of competent jurisdiction shall direct.




                  IN WITNESS WHEREOF, Debtor have caused this Security Agreement to be executed and delivered on its behalf on the date first written above.

                                   Debtors:


                                   ECOGEN INC.

                                   By:        /s/ James P. Reilly, Jr.
                                      ------------------------------------------
                                   Name:  James P. Reilly, Jr.
                                        ----------------------------------------
                                   Title:     Chairman & Chief Executive Officer
                                         ---------------------------------------


                                   ECOGEN INVESTMENTS, INC.

                                   By:        /s/ Mary E. Paetzold
                                      ------------------------------------------
                                   Name:  Mary E. Paetzold
                                        ----------------------------------------
                                   Title:     Vice President & Chief
                                              Financial Officer
                                         ---------------------------------------

                                   ECOGEN-BIO, INC.

                                   By:        /s/ Mary E. Paetzold
                                      ------------------------------------------
                                   Name:  Mary E. Paetzold
                                        ----------------------------------------
                                   Title:     Vice President & Chief
                                              Financial Officer
                                         ---------------------------------------